Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

We, David W. Heard and Kent Coker, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Somera Communications, Inc. on Form 10-K/A for the fiscal year ended December 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report of Somera Communications, Inc. on Form 10-K /A fairly presents in all material respects the financial condition and results of operations of Somera Communications, Inc.

By:	/s/ DAVID W. HEARD
Name: David W. Heard
Title: President and Chief Executive Officer (Principal Executive Officer)
Date: July 11, 2005

By:	/s/ KENT COKER
Name: Kent Coker
Title: Senior Vice President and Chief Financial Officer (Principal Financial Officer)
Date: July 11, 2005